UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi- Annual Report 2005

JUNE 30, 2005

♦	SMALL CAP GROWTH FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. Following the end of the reporting period, at their August meeting, the Fed further increased the target rate by 0.25% to 3.50%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

PERFORMANCE UPDATE1

For the six months ended June 30, 2005, Class I shares of the Salomon Brothers Variable Small Cap Growth Fund returned -0.21%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Index,viii returned -3.58% for the same period. The Lipper Variable Small-Cap Growth Funds Category Average2 decreased 0.22%.

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005

(unaudited)

6 Months

Variable Small Cap Growth Fund — Class I Shares	-0.21%

Russell 2000 Growth Index	-3.58%

Lipper Variable Small-Cap Growth Funds Category Average	-0.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 92 funds in the Fund’s Lipper category, and excluding sales charges.

SPECIAL SHAREHOLDER NOTICE

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Salomon Brothers Asset Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval. Subsequently, on August 12, 2005, the Board approved the new investment contract between the Fund and the Manager.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 15, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
viii	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	(0.21)%	$1,000.00	$997.90	0.94%	$4.66
(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses

(unaudited) (continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.13	0.94%	$4.71
(1)	For the six months ended June 30, 2005.
(2)	Expenses are equal to each Class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedule of Investments

June 30, 2005 (unaudited)

Shares	Security	Value
COMMON STOCK — 91.2%
CONSUMER DISCRETIONARY — 10.2%
Hotels, Restaurants & Leisure — 3.1%
11,100	Ctrip.com International Ltd., ADR	$564,768
7,500	Outback Steakhouse, Inc.	339,300
11,860	Station Casinos, Inc.	787,504
20,600	Steak ‘n Shake Co.*	383,572

		2,075,144

Leisure Equipment & Products — 1.3%
22,540	Marvel Enterprises, Inc.*	444,489
11,600	SCP Pool Corp.	407,044

		851,533

Media — 2.4%
8,400	DreamWorks Animation SKG, Inc., Class A Shares*	220,080
22,200	R.H. Donnelley Corp.*	1,375,956

		1,596,036

Specialty Retail — 3.0%
19,500	AnnTaylor Stores Corp.*	473,460
15,500	Cabela’s, Inc., Class A Shares (a)*	331,080
29,800	Gymboree Corp.*	407,068
11,850	Men’s Wearhouse, Inc.*	407,995
24,160	West Marine, Inc. (a)*	436,330

		2,055,933

Textiles, Apparel & Luxury Goods — 0.4%
7,370	Reebok International Ltd.	308,287

	TOTAL CONSUMER DISCRETIONARY	6,886,933

CONSUMER STAPLES — 2.9%
Beverages — 0.5%
15,700	Cott Corp. (a)*	342,731

Food & Staples Retailing — 0.7%
14,500	United Natural Foods, Inc. (a)*	440,365

Food Products — 1.2%
17,860	Hain Celestial Group, Inc. (a)*	348,270
21,800	Herbalife Ltd.*	471,098

		819,368

Household Products — 0.5%
18,700	Prestige Brands Holdings, Inc.*	364,650

	TOTAL CONSUMER STAPLES	1,967,114

ENERGY — 6.4%
Energy Equipment & Services — 3.6%
2,800	Atwood Oceanics, Inc.*	172,368
6,600	CARBO Ceramics, Inc.	521,136
53,900	Grey Wolf, Inc. (a)*	399,399
67,420	Key Energy Services, Inc. (a)*	815,782
5,340	Todco, Class A Shares*	137,078
7,400	Universal Compression Holdings, Inc.*	268,176
6,000	Veritas DGC, Inc.*	166,440

		2,480,379

Oil, Gas & Consumable Fuels — 2.8%
8,400	Cheniere Energy, Inc. (a)*	261,240
8,900	Comstock Resources, Inc.*	225,081

See Notes to Financial Statements.

Schedule of Investments

June 30, 2005 (unaudited) (continued)

Shares	Security	Value
Oil, Gas & Consumable Fuels — 2.8% (continued)
6,600	Encore Acquisition Co.*	$270,600
21,500	KFx, Inc. (a)	307,235
8,700	OPTI Canada, Inc.*	189,871
13,510	Plains Exploration & Production Co.*	480,010
5,300	Range Resources Corp.	142,570

		1,876,607

	TOTAL ENERGY	4,356,986

FINANCIALS — 9.8%
Commercial Banks — 2.9%
1,900	City National Corp.	136,249
14,920	Cullen/Frost Bankers, Inc.	710,938
10,600	East West Bancorp., Inc.	356,054
7,500	UCBH Holdings, Inc. (a)	121,800
12,640	Westamerica Bancorp.	667,518

		1,992,559

Diversified Financial Services — 0.7%
6,605	Affiliated Managers Group, Inc. (a)*	451,320

Insurance — 2.5%
3,990	Aspen Insurance Holdings Ltd.	109,964
11,480	IPC Holdings Ltd.	454,838
4,630	Platinum Underwriters Holdings Ltd.	147,327
43,200	Universal American Financial Corp.*	977,184

		1,689,313

Real Estate — 3.2%
4,990	Alexandria Real Estate Equities, Inc.	366,515
25,000	American Financial Realty Trust	384,500
8,660	Ashford Hospitality Trust, Inc. (a)	93,528
4,400	BioMed Realty Trust, Inc.	104,940
705	CenterPoint Properties Trust	29,821
7,320	Cousins Properties, Inc.	216,526
5,700	Global Signal, Inc.	214,605
5,760	Gramercy Capital Corp.	140,890
11,540	PS Business Parks, Inc.	512,953
5,140	United Dominion Realty Trust, Inc.	123,617

		2,187,895

Thrifts & Mortgages — 0.5%
4,230	Downey Financial Corp. (a)	309,636

	TOTAL FINANCIALS	6,630,723

HEALTH CARE — 19.5%
Biotechnology — 6.4%
38,200	Abgenix, Inc. (a)*	327,756
45,000	CuraGen Corp. (a)*	231,300
14,600	CV Therapeutics, Inc.*	327,332
3,650	InterMune, Inc. (a)*	47,596
36,200	Mannkind Corp. (a)*	363,810
66,800	Nektar Therapeutics (a)*	1,124,912
51,850	NPS Pharmaceuticals, Inc. (a)*	588,498
17,700	Protein Design Labs, Inc. (a)*	357,717
19,500	Tanox, Inc. (a)*	228,540
22,000	Telik, Inc. (a)*	357,720
31,800	ViaCell, Inc. (a)*	338,670

		4,293,851

See Notes to Financial Statements.

Schedule of Investments

June 30, 2005 (unaudited) (continued)

Shares	Security	Value
Health Care Equipment & Supplies — 4.3%
28,494	Advanced Medical Optics, Inc. (a)*	$1,132,637
14,170	Cytyc Corp.*	312,590
42,150	DJ Orthopedics, Inc.*	1,156,174
12,400	Wright Medical Group, Inc.*	331,080

		2,932,481

Health Care Providers & Services — 5.5%
10,100	Health Net, Inc.*	385,416
33,900	LifePoint Hospitals, Inc.*	1,712,628
12,200	Molina Healthcare, Inc.*	539,972
12,100	PacifiCare Health Systems, Inc.*	864,545
6,800	WellCare Health Plans, Inc. (a)*	241,468

		3,744,029

Pharmaceuticals — 3.3%
6,300	American Pharmaceutical Partners, Inc.*	259,875
9,500	Andrx Corp.*	192,945
20,100	Connetics Corp.*	354,564
8,800	Cubist Pharmaceuticals, Inc.*	115,896
21,700	Impax Laboratories, Inc. (a)*	340,690
76,800	Inspire Pharmaceuticals, Inc. (a)*	646,656
41,226	Ista Pharmaceuticals, Inc. (a)*	343,000

		2,253,626

	TOTAL HEALTH CARE	13,223,987

INDUSTRIALS — 5.0%
Commercial Services & Supplies — 1.1%
11,000	Herman Miller, Inc.	339,240
21,500	Wright Express Corp.*	397,105

		736,345

Construction & Engineering — 1.4%
40,640	Chicago Bridge & Iron Co. NV, New York Shares	929,030

Machinery — 0.6%
18,620	Stewart & Stevenson Services, Inc.	421,929

Trading Companies & Distributors — 1.9%
38,680	MSC Industrial Direct Co., Inc., Class A Shares	1,305,450

	TOTAL INDUSTRIALS	3,392,754

INFORMATION TECHNOLOGY — 27.4%
Communications Equipment — 6.5%
76,999	ADC Telecommunications, Inc. (a)*	1,676,268
49,230	Arris Group, Inc. (a)*	428,793
15,290	Avocent Corp.*	399,681
14,000	InPhonic, Inc. (a)*	215,320
39,400	Polycom, Inc.*	587,454
65,880	Tekelec*	1,106,784

		4,414,300

Computers & Peripherals — 1.6%
80,700	Adaptec, Inc.*	313,116
36,040	Electronics for Imaging, Inc.*	758,282

		1,071,398

See Notes to Financial Statements.

Schedule of Investments

June 30, 2005 (unaudited) (continued)

Shares	Security	Value
Electronic Equipment & Instruments — 1.1%
32,900	Dolby Laboratories, Inc., Class A Shares*	$725,774

Internet Software & Services — 6.9%
31,100	Akamai Technologies, Inc. (a)*	408,343
56,800	Digitas, Inc.*	648,088
19,460	RADWARE Ltd.*	351,837
40,000	SINA Corp. (a)*	1,116,000
63,400	Sohu.com, Inc. (a)*	1,389,728
12,200	Tom Online, Inc., ADR (a)*	157,258
111,900	webMethods, Inc. (a)*	626,640

		4,697,894

IT Services — 1.6%
26,750	CSG Systems International, Inc.*	507,715
17,680	ProQuest Co. (a)*	579,727

		1,087,442

Semiconductors & Semiconductor Equipment — 4.6%
234,600	Applied Micro Circuits Corp.*	600,576
47,600	ASE Test Ltd. (a)*	306,544
34,836	ChipMOS TECHNOLOGIES (Bermuda) Ltd. (a)*	230,266
19,000	Cymer, Inc. (a)*	500,650
41,500	Micrel, Inc. (a)*	478,080
749,390	Zarlink Semiconductor, Inc.*	1,011,676

		3,127,792

Software — 5.1%
15,200	Hyperion Solutions Corp.*	611,648
12,400	Kongzhong Corp., ADR (a)*	113,460
39,500	NetIQ Corp.*	448,325
49,600	RSA Security, Inc.*	569,408
132,700	SkillSoft PLC, ADR*	457,815
12,800	The9 Ltd., ADR (a)*	333,312
137,840	TIBCO Software, Inc.*	901,474

		3,435,442

	TOTAL INFORMATION TECHNOLOGY	18,560,042

MATERIALS — 4.2%
Chemicals — 3.0%
7,850	Cytec Industries, Inc.	312,430
15,060	Minerals Technologies, Inc.	927,696
7,500	Scotts Miracle-Gro Co., Class A Shares*	534,075
5,020	Valspar Corp. (a)	242,416

		2,016,617

Metals & Mining — 1.2%
17,970	Apex Silver Mines Ltd. (a)*	246,908
24,340	Compass Minerals International, Inc.	569,556

		816,464

	TOTAL MATERIALS	2,833,081

TELECOMMUNICATION SERVICES — 5.8%
Diversified Telecommunication Services — 1.9%
97,610	Cincinnati Bell, Inc.*	419,723
35,400	Citizens Communications Co.	475,776
4,390	Commonwealth Telephone Enterprises, Inc. (a)	183,985
10,600	New Skies Satellites Holdings Ltd.	210,410

		1,289,894

See Notes to Financial Statements.

Schedule of Investments

June 30, 2005 (unaudited) (continued)

Shares	Security	Value
Wireless Telecommunication Services — 3.9%
2,100	Crown Castle International Corp.*	$42,672
6,100	Hurray! Holding Co., Ltd., ADR*	61,488
16,100	Nextel Partners, Inc., Class A Shares*	405,237
25,650	SpectraSite, Inc.*	1,909,129
34,100	US Unwired, Inc.*	198,462

		2,616,988

	TOTAL TELECOMMUNICATION SERVICES	3,906,882

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $55,359,522)	61,758,502

Face Amount
SHORT-TERM INVESTMENTS — 27.3%
Repurchase Agreements — 8.7%
$ 2,600,000	Interest in $414,454,000 joint tri-party repurchase agreement dated 6/30/05 with Deustche Bank Securities, Inc., 3.350% due 7/1/05; Proceeds at maturity — $2,600,242; (Fully collateralized by various U.S. government agency obligations, 0.000% to 16.136% due 12/1/05 to 6/15/35; Market value — $2,652,029)	2,600,000
661,000	Interest in $453,707,000 joint tri-party repurchase agreement dated 6/30/05 with Morgan Stanley, 3.350% due 7/1/05; Proceeds at maturity — $661,062; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.800% due 8/25/05 to 2/18/22; Market value — $681,193)	661,000
2,600,000	Interest in $599,362,000 joint tri-party repurchase agreement dated 6/30/05 with Merrill Lynch & Co., Inc., 3.350% due 7/1/05; Proceeds at maturity — $2,600,242; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.625% due 6/16/06 to 1/13/33; Market value — $2,652,002)	2,600,000

	Total Repurchase Agreements (Cost — $5,861,000)	5,861,000

Shares
Securities Purchased from Securities Lending Collateral — 18.6%
12,628,683	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $12,628,683)	12,628,683

	TOTAL SHORT-TERM INVESTMENTS (Cost — $18,489,683)	18,489,683

	TOTAL INVESTMENTS — 118.5% (Cost — $73,849,205#)	80,248,185
	Liabilities In Excess of Other Assets — (18.5)%	(12,516,768)

	TOTAL NET ASSETS — 100.0%	$67,731,417

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Notes 1 and 3).
#	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2005 (unaudited)

ASSETS:
Investments, at value (Cost — $73,849,205)	$80,248,185
Cash	546
Receivable for securities sold	622,429
Dividends and interest receivable	22,796
Receivable for Fund shares sold	10,269

Total Assets	80,904,225

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	12,628,683
Payable for securities purchased	459,181
Management fee payable	40,772
Payable for Fund shares repurchased	8,960
Directors’ fees payable	1,416
Transfer agent fees payable	70
Accrued expenses	33,726

Total Liabilities	13,172,808

Total Net Assets	$67,731,417

NET ASSETS:
Par value (Note 5)	$4,818
Paid-in capital in excess of par value	57,228,758
Accumulated net investment (loss)	(3,624)
Accumulated net realized gain on investments	4,102,485
Net unrealized appreciation of investments	6,398,980

Total Net Assets	$67,731,417

Class I — Shares Outstanding	4,817,664

Class I — Net Asset Value	$14.06

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2005 (unaudited)

INVESTMENT INCOME:
Dividends	$204,819
Interest	46,897
Securities Lending	17,505
Less: Foreign taxes withheld	(287)

Total Investment Income	268,934

EXPENSES:
Management fee (Note 2)	235,630
Custody	17,844
Shareholder reports	15,889
Audit and tax	11,705
Directors’ fees	6,102
Legal fees	5,022
Registration fees	493
Transfer agent fees (Note 2)	49
Miscellaneous expenses	2,474

Total Expenses	295,208

Net Investment Loss	(26,274)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment transactions	2,979,214
Change in Net Unrealized Appreciation/Depreciation From Investments	(3,055,525)

Net Loss on Investments	(76,311)

Decrease in Net Assets From Operations	$(102,585)

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)

and the Year Ended December 31, 2004

	2005	2004
OPERATIONS:
Net investment income (loss)	$(26,274)	$4,445
Net realized gain	2,979,214	4,150,778
Change in net unrealized appreciation/depreciation	(3,055,525)	4,087,684

Increase (Decrease) in Net Assets From Operations	(102,585)	8,242,907

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	5,014,655	23,263,243
Cost of shares repurchased	(3,530,716)	(7,191,513)

Increase in Net Assets From Fund Share Transactions	1,483,939	16,071,730

Increase in Net Assets	1,381,354	24,314,637
NET ASSETS:
Beginning of period	66,350,063	42,035,426

End of period*	$67,731,417	$66,350,063

* Includes accumulated net investment loss and undistributed net investment income, respectively of:	$(3,624)	$22,650

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class I Shares
	2005(1)		2004	2003(2)		2002	2001	2000
Net Asset Value, Beginning of Period	$14.09		$12.25	$8.22		$12.59	$13.57	$12.16

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		0.00 (3)	(0.06)		(0.04)	(0.04)	(0.02	)(4)
Net realized and unrealized gain (loss)	(0.02)		1.84	4.09		(4.33)	(0.94)	2.04

Total Income (Loss) From Operations	(0.03)		1.84	4.03		(4.37)	(0.98)	2.02

Less Distributions From:
Net investment income	—		—	—		—	—	(0.00	)(3)
Net realized gains	—		—	—		—	—	(0.61)
Return of capital	—		—	—		—	—	(0.00	)(3)

Total Distributions	—		—	—		—	—	(0.61)

Net Asset Value, End of Period	$14.06		$14.09	$12.25		$8.22	$12.59	$13.57

Total Return(5)	(0.21)%		15.02%	49.03	%(6)	(34.71)%	(7.22)%	16.73%
Net Assets, End of Period (000s)	$67,731		$66,350	$42,035		$16,047	$16,292	$9,064
Ratios to Average Net Assets:
Gross expenses	0.94	%(8)	1.03%	1.26%		1.30%	1.47%	2.52%
Net expenses(7)	0.94	(8)	1.03	1.26		1.30	1.47	1.50	(4)
Net investment income (loss)	(0.08	)(8)	0.01	(0.58)		(0.47)	(0.47)	(0.23)
Portfolio Turnover Rate	58%		129%	147%		78%	102%	109%

(1)	For the six months ended June 30, 2005 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.
(4)	The investment manager voluntarily waived all or a portion of its management fees.
(5)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(6)	For the year ended December 31, 2003, 0.12% of the Fund’s total return resulted from investments not meeting the investment policy of the Fund (Note 9).
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 1.50%.
(8)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

(unaudited)

1.  Organization and Significant Accounting Policies

The Salomon Brothers Variable Small Cap Growth Fund (the “Fund”), is a separate diversified investment fund of Salomon Brothers Variable Series Fund Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

Notes to Financial Statements

(unaudited) (continued)

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBAM a management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. The Fund does not pay SBFM an administration fee.

Notes to Financial Statements

(unaudited) (continued)

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

The Fund has adopted a distribution plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets of that class.

All officers and one director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.  Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$36,773,669

Sales	$35,012,730

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,464,812
Gross unrealized depreciation	(3,065,832)

Net unrealized appreciation	$6,398,980

At June 30, 2005, the Fund loaned securities having a market value of $12,306,715. The Fund received cash collateral amounting to $12,628,683 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $150 million. Effective July 29, 2005, the Fund, along with other affiliated funds increased the line of credit to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2005, the commitment fee allocated to the Fund was $581. Since the line of credit was established, there have been no borrowings.

5.  Capital Shares

At June 30, 2005, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in Class I shares were as follows:

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Shares sold	373,506	1,847,419
Shares repurchased	(264,083)	(571,247)

Net Increase	109,423	1,276,172

Notes to Financial Statements

(unaudited) (continued)

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of June 30, 2005, the Fund had not issued any Class II shares.

6.  Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending December 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

7.  Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) (each an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that, First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

Notes to Financial Statements

(unaudited) (continued)

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

8.  Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval. Subsequently, on August 12, 2005, the Board approved the new investment management contract between the Fund and the Manager.

9.  Prospectus Restriction

The Fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments. Effective November 1, 2004, the Fund defines small cap companies to be those with capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for the purpose of the Fund’s 80% investment policy. Formerly, the Fund considered small cap companies to be those with market capitalizations within the range of the market capitalizations of the companies in the Russell 2000 Growth Index (“Index”), at the time of investment. Subsequent to a reconstitution of the Russell 2000 Growth Index in July 2003, the Fund purchased securities of certain companies with market capitalizations that were not similar to the companies in the Russell 2000 Growth Index, resulting in less than 80% of the Fund’s net assets being invested in equity securities of small cap companies and related investments for a period of time.

During the year ended December 31, 2003, the Fund sold certain securities of issuers with market capitalizations not similar to the companies in the Index to achieve compliance with its investment policy, resulting in a net realized gain to the Fund of $60,647. Additionally, the Manager reimbursed the Fund for certain losses on investments that were acquired in violation of its investment policy in the amount of $38,301.

10. Subsequent Event

On July 26, 2005, the Board of Directors terminated the Administration Agreement with SBFM.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER, JR.

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

MARK J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief
Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Small Cap Growth Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc. — Salomon Brothers Variable Small Cap Growth Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE • NEW YORK, NEW YORK 10022	05-8970

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Salomon Brothers Variable Series Funds Inc

Date:	September 6, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 6, 2005